Offerings - Offering: 1	Apr. 06, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	5.300% Senior Notes due 2036
Amount Registered | shares	1,000,000,000
Maximum Aggregate Offering Price	$ 998,850,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 137,941.19
Offering Note	The maximum aggregate offering price of the securities to which the prospectus relates is $137,941.19. The prospectus is a final prospectus for the related offering.